SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 10, 2006
Carriage Services, Inc.
(Exact name of registrant as specified in is charter)

Delaware (State or other jurisdiction of incorporation)	1-11961 (Commission File Number)	76-0423828 (IRS Employer Identification No.)
1900 St. James Place, 4th Floor
Houston, Texas 77056
(Address, including zip code, of principal executive offices)
Registrant’s telephone number, including area code:
(713) 332-8400
☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
               On February 13, 2006, the Chief Executive Officer, Melvin Payne, and the Chief Financial Officer, Joseph Saporito, of Carriage Services, Inc. are making a presentation at the UBS Global Healthcare Services Conference in New York City. A copy of the presentation, which will be presented at the conference, is attached hereto as Exhibit 99.1. The presentation is available at the Company’s website www.carriageservices.com.
          The presentation and the information in this report are being furnished in accordance with Regulation FD and not “filed” with the Securities and Exchange Commission. Accordingly, the information in this report is not incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, and will not be so incorporated by reference into any future registration statement unless specifically identified as being incorporated by reference.
          The Presentation contains non-GAAP financial measures. Generally, a non-GAAP financial measure is a numerical measure of a company’s performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with United States generally accepted accounting principles, or GAAP. Pursuant to the requirements of Regulation G, the Company provides quantitative reconciliations as well as qualitative information within the Presentation and on the Company’s website www.carriageservices.com.
Item 9.01. Financial Statements and Exhibits.
(c)	Exhibits

Item	Description
99.1	Presentation presented at the UBS Global Healthcare Services Conference on February 13, 2006

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, Carriage Services, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARRIAGE SERVICES, INC.
Date: February 10, 2006	By:	/s/JosephSaporito
Joseph Saporito
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit	Description
99.1	Presentation presented at the UBS Global Healthcare Services Conference on February 13, 2006